Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long PM ETF (ZYN)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

October 27, 2025

Supplement to the Summary Prospectus,

dated August 29, 2025, and the

Statutory Prospectus

and Statement of Additional Information (“SAI”),

each dated May 18, 2025

Effective October 29, 2025, the Fund’s ticker symbol is changed in accordance with the following chart. Accordingly, effective October 29, 2025, all references to the Fund’s ticker symbol in the Summary Prospectus, Prospectus and SAI are hereby amended and restated to reflect the Fund’s new ticker symbol.

Fund Name	Old Ticker Symbol	New Ticker Symbol
Defiance Daily Target 2X Long PM ETF	ZYN	XPM

Please retain this Supplement for future reference.